UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 25, 2012

SLM Funding LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-166301	04-3480392
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2001 Edmund Halley Drive, V2053, Reston, Virginia		20191
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703 984-5858

Not Applicable
______________________________________________
Former name or former address, if changed since last report

SLM Student Loan Trust 2011-3
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-166301-04	57-1176559
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o Deutsche Bank Trust Company Americas 60 Wall Street, 60th Floor Mail Stop NYC60-2720 New York, New York		10005
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703 984-5858

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                 Entry into a Material Definitive Agreement.

Closing of the sale of SLM Student Loan Trust 2011-3 Student Loan-Backed Floating Rate Class B Notes (the “Notes”).

SLM Student Loan Trust 2011-3 (the “Trust”) was formed on January 11, 2011 pursuant to the Trust Agreement (the “Trust Agreement”), dated as of January 11, 2011, among SLM Funding LLC (“SLM Funding”), The Bank of New York Mellon Trust Company, National Association, not in its individual capacity but solely as the eligible lender trustee, and BNY Mellon Trust of Delaware, not in its individual capacity but solely as the Delaware trustee (the “Delaware Trustee”). The Trust Agreement was amended and restated as of November 18, 2011 among SLM Funding, Deutsche Bank Trust Company Americas, as successor to The Bank of New York Mellon Trust Company, National Association, as eligible lender trustee, the Delaware Trustee and Deutsche Bank National Trust Company, as successor to Deutsche Bank Trust Company Americas, as indenture trustee.

On July 25, 2012, SLM Funding, SLM Education Credit Finance Corporation (“ECFC”) and SLM Corporation on the one hand, and RBS Securities Inc. (the “Underwriter”), on the other, executed and delivered the Underwriting Agreement relating to the Notes issued by the Trust.

On July 25, 2012, the Trust’s Notes were sold.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits
1.1	Underwriting Agreement relating to the Notes, dated July 23, 2012, by and among SLM Funding, ECFC, SLM Corporation and the Underwriter.
5.1*	Opinion of Richards, Layton & Finger, P.A., dated July 25, 2012, with respect to due authorization and enforceability of the Notes.

 *Previously filed on Form 8-K dated July 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM STUDENT LOAN TRUST 2011-3
By: SLM FUNDING LLC

Dated: July 25, 2012	By: /s/ MARK D. REIN
Name: Mark D. Rein
Title: Vice President

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Underwriting Agreement relating to the Notes, dated July 23, 2012, by and among SLM Funding, ECFC, SLM Corporation and the Underwriter.
5.1*	Opinion of Richards, Layton & Finger, P.A., dated July 25, 2012, with respect to due authorization and enforceability of the Notes.

 *Previously filed on Form 8-K dated July 25, 2012.